UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 11, 2010

PROPHASE LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

621 Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2010, ProPhase Labs, Inc. (the “Company”) issued a press release announcing its financial results for the three months and six months ended June 30, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  Additionally, on August 4, 2010, the Company issued a press release announcing that it will host a conference call at 11:00 AM Eastern Time on August 12, 2010 to discuss the financial results.  A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 11, 2010, John DeShazo resigned from the Board of Directors of the Company in order to devote his full time and energy to his own business interests.  The Company has four standing committees of its Board of Directors: the Audit Committee, the Executive Committee, the Compensation Committee, and the Nominating Committee.  Mr. DeShazo served as the Chairman of the Compensation Committee and was a member of the Executive Committee.  Mr. DeShazo has confirmed that he has no disputes with management or with the Board of Directors.  A copy of Mr. DeShazio letter of resignation dated August 11, 2010 is furnished as Exhibit 99.3 to this Form 8-K.

Item 7.01  Regulation FD Disclosure.

On Wednesday, August 11, 2010, the Company filed a praecipe for a writ of summons in the Court of Common Pleas for Bucks County, PA. This filing is the first step in initiating an action against certain former officers and directors of the Company, and against certain third parties. The Company is preparing to assert claims arising from, among other things, a variety of transactions and payments made by the Company. All of the transactions and events which would be the subject of the Complaint occurred prior to the installation of the current Board of Directors in June 2009.

Limitation on Incorporation by Reference

The information in Items 2.02 and 7.01 of this Report, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Released dated August 12, 2010
99.2 99.3	Press Released dated August 4, 2010 Letter of Resignation dated August 11, 2010
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/Robert V. Cuddihy, Jr.
Robert V. Cuddihy, Jr. Chief Operating Officer

Date:  August 12, 2010

EXHIBIT INDEX

No.	Description

99.1	Press Released dated August 12, 2010
99.2 99.3	Press Released dated August 4, 2010 Letter of Resignation dated August 11, 2010
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